Income Taxes	12 Months Ended
Dec. 31, 2017
Income Tax Disclosure [Abstract]
Income Taxes
8.	Income Taxes

Our net loss before income tax was subject to tax in the following jurisdictions for the following periods (in thousands):

	Years Ended December 31,
	2017	2016	2015
United States	$(52,066)	$(40,929)	$(51,779)
Foreign	(12)	(40)	(244)

	$(52,078)	$(40,969)	$(52,023)

Our rate reconciliation consists of the following:

	Years Ended December 31,
	2017	2016	2015
Federal statutory rate	35.0%	35.0%	35.0%
State tax (net of federal benefit)	0.0%	0.1%	5.8%
Effects of U.S. tax rate change	(47.6)%	0.0%	0.0%
Federal and state tax credits	46.8%	2.9%	3.0%
Uncertain tax positions	(5.3)%	(16.0)%	0.0%
Stock options	(1.4)%	(1.5)%	(1.0)%
Other	(0.2)%	(2.5)%	0.5%
Change in valuation allowance	(27.3)%	(18.0)%	(43.3)%

Effective tax rate	0.0%	0.0%	0.0%

Deferred income taxes result from temporary differences between the tax basis of assets and liabilities and their reported amounts in the financial statements that will result in taxable or deductible amounts in future years. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in years in which those temporary differences are expected to be recovered or settled. As tax laws and rates change, deferred tax assets and liabilities are adjusted through income tax expense.

On December 22, 2017, H.R. 1/Public Law No. 115-97 known as the Tax Cuts and Jobs Act, or the Tax Act, was signed into law. The effects of this new federal legislation are recognized upon enactment, which is the date a bill is signed into law. The Act includes numerous changes in existing tax law, including a permanent reduction in the federal corporate income tax rate from 35% to 21%. The rate reduction takes effect on January 1, 2018. As a result of the Tax Act, we have revalued our net deferred tax assets as of December 31, 2017 to reflect the rate reduction. We recorded a reduction in our net deferred tax assets of $24.8 million in the fourth quarter of 2017 related to the revaluation of our net deferred tax assets as a result of the Tax Act; however, the revaluation does not result in any additional net income tax expense as our net deferred tax assets are fully offset by the valuation allowance.

Significant components of our net deferred tax assets are shown below. A valuation allowance has been established as realization of such net deferred tax assets has not met the more likely-than-not threshold requirement. If our judgment changes and it is determined that we will be able to realize these net deferred tax assets, the tax benefits relating to any reversal of the valuation allowance on the net deferred tax assets will be accounted for as a reduction to income tax expense.

	December 31,
	2017	2016
	(in thousands)
Deferred tax assets:
Federal and state tax credits	$43,600	$6,056
Net operating loss carryforwards	35,903	58,722
Stock-based compensation	2,371	2,760
Foreign net operating loss carryforwards	169	256
Other, net	1,809	1,816

Total deferred tax assets	83,852	69,610
Less valuation allowance	(83,852)	(69,610)

	$—	$—

We have incurred net operating losses each year since inception due to our history as a development stage company with no realized revenues from our planned principal operations. These cumulative operating losses provide significant negative evidence in the determination of whether or not we will be able to realize our deferred tax assets such as our net operating losses and other favorable temporary differences. Our product candidate is in clinical trials, and there can be no assurance that it will ever be approved or that we will generate taxable income. As a result, we have maintained a full valuation allowance against the entire balance of our net deferred tax assets since the date of inception. The valuation allowance increased by $14.2 million and $7.3 million for the years ended December 31, 2017 and 2016, respectively.

In 2017, we made the decision to amend our federal tax returns to claim an orphan drug credit for the tax periods from 2013 through 2016. As a result, before consideration of any uncertain tax positions, we recorded orphan drug credit carryforwards of $34.2 million and reductions to our federal research and development credit and NOL carryforwards tax effect of $4.5 million and of $7.3 million, respectively, in 2017.

As of December 31, 2017, we had available net operating loss, or NOL, carryforwards of approximately $167.7 million and $200.8 million for federal and state income tax purposes, respectively. These state NOL carryforwards include $189.8 million in California NOLs generated in 2013 through 2017, which have been determined to be uncertain tax positions and, accordingly, are not included in our deferred tax assets. The federal and unexpired state NOLs begin to expire in 2032. In addition, as of December 31, 2017, before consideration of any uncertain tax positions, we had federal orphan drug, federal research and development, and state research and development tax credit carryforwards of $43.8 million, $0.8 million and $3.6 million, respectively. Certain federal orphan drug tax credits and federal research and development credits begin to expire in 2033 and 2032, respectively, and the state research and development tax credits do not expire. These carryforwards and tax credits are net of the Section 382 and 383 limitations discussed below.

During the year ended December 31, 2017, $361,000 of NOLs from our Chinese subsidiary expired leaving $677,000 of NOLs from our Chinese subsidiary as of December 31, 2017. There will be further expirations of this NOL in 2018 and beyond.

Sections 382 and 383 of the Internal Revenue Code, or the IRC, limit a company’s ability to utilize certain net operating losses and tax credit carryforwards in the event of a cumulative change in ownership in excess of 50%, as defined. We experienced changes in ownership, as defined in Section 382, in February 2012 and in December 2013. As a result, the deferred tax asset associated with our federal and state net operating loss carryforwards and federal and state tax credits have been reduced based on the Section 382 limitations. The amount of the reduction in our deferred tax assets is based on the estimated amount of the NOL carryforwards and federal and state research credits we believe cannot be used based on the estimated amount of our Section 382 annual limitation. We have reduced our deferred tax assets by $15.0 million and have estimated that approximately $58.7 million and $37.8 million, respectively, of our federal and state NOLs for tax purposes cannot be used in future years as a result of this change in ownership. Additionally, we have estimated that approximately $2.2 million and $1.6 million of our federal and state research and development tax credits, respectively, cannot be used in future years due to the Section 382 limitation. We have not experienced any additional changes as defined in Section 382 through December 31, 2017. If additional Section 382 changes occur, limitations against the utilization of net operating losses and tax credits could further impact our future cash flows, but would not impact our 2017 consolidated financial statements, due to the existence of a full valuation allowance against our deferred tax assets.

The following table summarizes the activity related to our uncertain tax positions (in thousands):

	Year Ended December 31,
	2017	2016
Balance at beginning of year	$16,095	$1,422
Additions based on tax positions related to the current year	5,134	4,408
Changes for prior period tax positions	2,041	10,265

Balance at end of year	$23,270	$16,095

Our uncertain tax positions relate to the apportionment of losses to California and to expenses qualifying for federal and state tax credits. In 2013, California adopted a single factor, sales, for apportioning income and losses to the state. However, we have filed our California state tax returns utilizing a multiple factor apportionment based on salaries, property and sales in the state. This position is based on a prior court ruling supporting the use of the multiple factor apportionment; however, this ruling was overturned by the California Supreme Court in December 2015. The ruling was filed with the U.S. Supreme Court, and in October 2016, the U.S. Supreme Court declined to hear the case. California has no regulations or guidance nor have there been any rulings addressing how a company with no sales should apportion losses to California. As most of our operations are in California, we intend to file our tax returns using a multiple factor apportionment until such time as California provides a ruling or guidance on such an apportionment.

We do not anticipate any significant changes in the amount of uncertain tax positions as of December 31, 2017 over the next twelve months; however, should California rule or provide guidance on apportionment to companies operating in the state, we would again recognize deferred tax assets for NOL carryforwards for losses apportioned to California based on such rule or guidance. Due to the full valuation allowance that we have on our net deferred tax asset balance, there are no uncertain tax positions that would impact the effective tax rate if recognized.

We are subject to U.S. federal, California and various other states and Chinese income taxes. We are no longer subject to U.S. federal or state income tax examination by tax authorities for tax returns filed for the years ended on or before December 31, 2013 and 2012, respectively. However, to the extent allowed by law, the taxing authorities may have the right to examine the period from 2003 through 2017 where NOLs or tax credits were generated and carried forward, and make adjustments to the amount of the NOL or tax credit carryforwards. We are not currently under examination by any federal or state jurisdictions.